================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    OCTOBER 16, 2002
                                                 -------------------------------

                           PEABODY ENERGY CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                      1-16463                 13-4004153
-------------------------------  ------------------------    -------------------
(State or other jurisdiction of  (Commission File Number)      (I.R.S. Employer
 incorporation or organization)                              Identification No.)


 701 MARKET STREET, ST. LOUIS, MISSOURI                           63101
----------------------------------------                       ------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code     (314) 342-3400
                                                   -----------------------------
                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


================================================================================

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On October 16, 2002, Peabody Energy Corporation issued a press release concerning Adjusted EBITDA and earnings per share for the quarter ended December 31, 2002 and revised guidance on Adjusted EBITDA and earnings per share for the year ended December 31, 2002.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    99.1     Press release of Peabody Energy Corporation dated October 16, 2002.




                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           PEABODY ENERGY CORPORATION

Date:  October 17, 2002             By:      RICHARD A. NAVARRE
                                        ------------------------------------
                                             Richard A. Navarre
                            Executive Vice President and Chief Financial Officer
                                        (Principal Financial Officer)

                                  EXHIBIT INDEX


The exhibits below are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.


Exhibit
  No.      Description of Exhibit
-------    ----------------------
 99.1      Press release of Peabody Energy Corporation dated October 16, 2002.



                                       3